Exhibit 99.2

July 16, 2013

Dear SHFL Teammates,

Today, we are taking an important step forward in accelerating SHFL’s growth opportunities with the announcement that our business is being acquired by Bally Technologies (Bally), a leading global gaming supplier headquartered in Las Vegas. The acquisition combines two best-in-class, customer-centric gaming companies with a shared commitment to innovation. SHFL and Bally have entered into a definitive agreement and plan of merger with the unanimous approval by both Boards of Directors. Our press release, which was issued at 5:00 am PT this morning, is attached to this letter.

Publicly traded on the New York Stock Exchange, Bally is a diversified, global organization that designs, manufactures, distributes and operates innovative products and technology for the gaming industry. With approximately 3,400 employees around the globe, Bally has been at the forefront of gaming innovation for over 80 years. They are renowned for their ownership of great content, technologies, and global brands that still have plenty of room to grow – much like us. And like Bally, SHFL has a history of innovation and technological excellence underscored by the introduction of numerous industry game changers.

As part of our fiduciary responsibility to our shareholders, our Board of Directors and our executive team have regularly evaluated a variety of options and alternatives in considering what is in the best interests of the company and our shareholders. We think that now is the right time to join forces with Bally because there is a unique opportunity to combine each other's strengths. United, we are confident that we will become a collectively larger, stronger organization that we believe will best position the company for the future.

Together, we each bring highly skilled and talented organizations with solid business infrastructures and sound fundamentals. While SHFL and Bally currently have different product offerings, we have many organizational elements in common and we serve many of the same customers. Most importantly, we have the same vision: to build the industry’s leading supplier company based on delivering superior products and services to customers around the world.

After just over two remarkable years as your CEO, I thank you for the teamwork and passion that has resulted in our current success. Without the acquisition, we are great company comprised of very special people. With the transaction, I am confident that we will not only remain a great company, but that we will greatly accelerate our potential, creating exciting future opportunities for the combined businesses.

This is a significant change and changes are sometimes difficult to face. I know everyone is wondering what this will mean for careers, benefits and compensation. In every situation of this nature there are there are always opportunities, but there are sometimes uncertainties. As always, I am committed to communicating honestly and openly with you by providing frequent updates on the transaction. I encourage you to refer to the Frequently Asked Questions (FAQ) that are also attached to this letter. Today I will be hosting a global Town Hall Meeting to discuss this transaction in greater detail. For our international colleagues, I’ll be scheduling a series of global meetings today; the exact times and dial-in information will be emailed in advance.

Before we consummate the transaction, the transaction must be approved by our shareholders and is subject to other customary regulatory approvals. The parties currently anticipate the acquisition to close no later than June 15th, 2014. In the meantime, we expect that Bally will establish an integration team and begin learning about our processes and procedures. Bally have made it very clear that the caliber of our people and our culture were key factors in their decision to move forward and they intend to get to know us as they develop their plans for the future.

Until the transaction is complete, SHFL and Bally will remain separate companies and it will be business as usual for all of us. The key to our success has been – and will continue to be – you. As we move forward, we ask that you continue to focus on your day-to-day responsibilities as they relate to our strategic objectives and to continue providing our customers with the industry-leading solutions and services they expect from SHFL.

You have all played a meaningful role in building the great history of SHFL over the past 30 years. Today’s announcement builds on our proud legacy and provides us with more opportunity than ever before to do what we do best. I am very proud of what we have accomplished together and I’m excited for SHFL’s next chapter.

Sincerely,

Gavin Isaacs

Chief Executive Officer

Forward Looking Statements

This communication may contain forward-looking statements. Forward-looking statements may be typically identified by such words as “may,” “will,” “should,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. These forward-looking statements are subject to known and unknown risks and uncertainties that could cause our actual results to differ materially from the expectations expressed in the forward-looking statements. Although we believe that the expectations reflected in our forward-looking statements are reasonable, any or all of our forward-looking statements may prove to be incorrect. Consequently, no forward-looking statements may be guaranteed and there can be no assurance that the actual results or developments anticipated by such forward looking statements will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, SHFL entertainment, Inc. (the “Company”) or its business or operations. Factors which could cause our actual results to differ from those projected or contemplated in any such forward-looking statements include, but are not limited to, the following factors: (1) the risk that the conditions to the closing of the merger are not satisfied (including a failure of the shareholders of the Company to approve, on a timely basis or otherwise, the merger and the risk that regulatory approvals required for the merger are not obtained, on a timely basis or otherwise, or are obtained subject to conditions that are not anticipated); (2) litigation relating to the merger; (3) uncertainties as to the timing of the consummation of the merger and the ability of each of the Company and Bally Technologies, Inc. (“Bally”) to consummate the merger; (4) risks that the proposed transaction disrupts the current plans and operations of the Company; (5) the ability of the Company to retain and hire key personnel; (6) competitive responses to the proposed merger; (7) unexpected costs, charges or expenses resulting from the merger; (8) the failure by Bally to obtain the necessary debt financing arrangements set forth in the commitment letter received in connection with the merger; (9) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; and (10) legislative, regulatory and economic developments. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in the Company’s most recent Annual Report on Form 10-K for the year ended October 31, 2012, and our more recent reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving the Company and Bally. The proposed transaction will be submitted to the shareholders of the Company for their consideration. In connection with the proposed transaction, the Company will prepare a proxy statement to be filed with the SEC. The Company and Bally also plan to file with the SEC other documents regarding the proposed transaction. THE COMPANY’S SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When completed, a definitive proxy statement and a form of proxy will be mailed to the shareholders of the Company. The Company’s shareholders will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. The Company’s shareholders will also be able to obtain, without charge, a copy of the proxy statement and other relevant documents (when available) by going to the Company’s Investor Relations website page at http://ir.shfl.com or by contacting Investor Relations by mail to SHFL entertainment, Inc., Attn: Investor Relations, 1106 Palms Airport Drive, Las Vegas, NV 89119, or by phone at (702) 897-7150.

Participants in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders with respect to the meeting of shareholders that will be held to consider the proposed Merger. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the proxy statement for the Company’s 2013 Annual Meeting of Shareholders, which was filed with the SEC on February 1, 2013. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the proposed Merger, which may be different than those of the Company’s shareholders generally, by reading the proxy statement and other relevant documents regarding the proposed Merger, when it becomes available. You may obtain free copies of this document as described in the preceding paragraph.